RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

January 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 26, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

February 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 26, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

March 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 26, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

March 2011 – Registered Public Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☐	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	April 26, 2011

Managers Funds Family

Affiliated Transactions (10f-3)

For the period January 1, 2011 - March 31, 2011

Subadviser: J.P. Morgan

Fund	Date of Purchase/Date Offering Commenced	Issuer	Cusip	144A	Bonds	Offering Price/Purchase Price	Spread		Cost	Underwriter From Whom Purchased	Total Shares/ Units / Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased by Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Adviser	% of Offering
January 2011
Managers High Yield	01/04/11	CCO Holdings LLC. (CTHR 7.00% January 15, 2019 144A)	1248EPAS	Y	40,000	$99.246	1.45%		$39,698	Deustche Bank Securities Inc.	1,100,000,000	$1,091,706,000	$29,175,000	$28,955,021	2.65%
Managers High Yield	01/11/11	Commscope Inc. (CTV 8.25% January 15, 2019 144A)	203372AH	Y	10,000	$100.00	2.50%		$10,000	Deustche Bank Securities Inc.	1,500,000,000	$1,500,000,000	$7,660,000	$7,660,000	0.51%
Managers High Yield	01/11/11	Commscope Inc. (CTV 8.25% January 15, 2019 144A)	203372AH	Y	10,000	$100.00	2.50%		$10,000	Gleacher & Company Securities	1,500,000,000	$1,500,000,000	$7,660,000	$7,660,000	0.51%
Managers High Yield	01/13/11	RSC Equipment Rental (RRR 8.25% February 1, 2021 144A)	78108AAD	Y	30,000	$100.00	2.00%		$30,000	Deustche Bank Securities Inc.	650,000,000	$650,000,000	$24,185,000	$24,185,000	3.72%
Managers High Yield	01/19/11	Inergy, L.P. (NRGY 6.875% August 1, 2021 144A)	45661TAK	Y	100,000	$100.00	1.75%		$100,000	BofA Merrill Lynch	750,000,000	$750,000,000	$32,890,000	$32,890,000	4.39%
Managers High Yield	01/19/11	CCO Holdings LLC (CTHR 7.00% January 15, 2019 144A)	1248EPAT	Y	30,000	$99.50	1.45%		$29,850	Deustche Bank Securities Inc.	300,000,000	$298,500,000	$13,220,000	$13,153,900	4.41%
Managers High Yield	01/25/11	Hertz Corporation (HTZ 6.75% April 15, 2019 144A)	428040CH	Y	60,000	$100.00	1.88%		$60,000	Barclays Capital Inc.	500,000,000	$500,000,000	$10,385,000	$10,385,000	2.08%
Managers High Yield	01/26/11	Casella Waste Systems, Inc. (CWST 7.75% February 15, 2019 144A)	147448AF	Y	5,000	$100.00	2.00%		$5,000	BofA Merrill Lynch	200,000,000	$200,000,000	$7,245,000	$7,245,000	3.62%
Managers High Yield	01/31/11	SM Energy Company (SM 6.625% February 15, 2019 144A)	78454LAA	Y	20,000	$100.00	2.25%		$20,000	BofA Merrill Lynch	350,000,000	$350,000,000	$10,275,000	$10,275,000	2.94%

February 2011
Managers High Yield	02/01/11	The Geo Group Inc (GEO 6.625% February 15, 2021 144A)	36159RAD	Y	40,000	$100.000	2.25%		$40,000	Wells Fargo Advisors	300,000,000	$300,000,000	$16,287,000	$16,287,000	5.43%
Managers High Yield	02/01/11	Blue Merger Sub Inc (DLM 7.625% February 15, 2019 144A)	095699AA	Y	25,000	$100.000	2.50%		$25,000	BofA Merrill Lynch	1,300,000,000	$1,300,000,000	$25,370,000	$25,370,000	1.95%
Managers High Yield	02/04/11	Aleris International Inc. (ALERIS 7.625% February 15, 2018 144A)	014477AL	Y	15,000	$100.000	2.00%		$15,000	BofA Merrill Lynch	500,000,000	$500,000,000	$17,595,000	$17,595,000	3.52%
Managers High Yield	02/07/11	UPCB Finance III Limited (LBTYA 6.625% July 1, 2020 144A)	903202AA	Y	150,000	$100.000	See Note	#1	$150,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	$39,560,000	$39,560,000	3.96%
Managers High Yield	02/08/11	Avaya Inc. (AV 7.00% April 1, 2019 144A)	053499AG	Y	80,000	$100.000	2.00%		$80,000	Morgan Stanley and Company	1,009,000,000	$1,009,000,000	$37,325,000	$37,325,000	3.70%
Managers High Yield	02/17/11	Claire’s Escrow Corporation (CLE 8.875% March 15, 2019 144A)	179583AA	Y	40,000	$100.000	2.00%		$40,000	Credit Suisse Securities	450,000,000	$450,000,000	$31,810,000	$31,810,000	7.07%

Note #1 - There was no underwriting spread. A flat fee was paid

March 2011
Managers High Yield	03/01/11	Key Energy Services Inc. (KEG 6.75% March 1, 2021)	492914AS	N	20,000	$100.00	1.89%	$20,000	Credit Suisse Securities	475,000,000	$475,000,000	23,145,000	$23,145,000	4.87%
Managers High Yield	03/03/11	Valeant Pharmaceuticals (VRXCN 6.50% July 15, 2016 144A)	91911XAR	Y	50,000	$100.00	0.47%	$50,000	Goldman Sachs and Company	950,000,000	$950,000,000	29,245,000	$29,245,000	3.08%
Managers High Yield	03/03/11	Valeant Pharmaceuticals (VRXCN 7.25% July 15, 2022 144A)	91911XAS	Y	50,000	$98.125	0.47%	$49,063	Goldman Sachs and Company	550,000,000	$539,687,500	10,620,000	$10,420,875	1.93%
Managers High Yield	03/04/11	Huntington Ingalls Industries, Inc. (HII 6.875% March 15, 2018 144A)	446413AA	Y	10,000	$100.00	2.00%	$10,000	Credit Suisse Securities	600,000,000	$600,000,000	12,985,000	$12,985,000	2.16%
Managers High Yield	03/04/11	Huntington Ingalls Industries, Inc. (HII 7.125% March 15, 2021 144A)	446413AC	Y	10,000	$100.00	2.00%	$10,000	Credit Suisse Securities	600,000,000	$600,000,000	12,985,000	$12,985,000	2.16%
Managers High Yield	03/14/11	Griffon Corporation (GFF 7.125% April 1, 2018 144A)	398433AE	Y	30,000	$100.00	1.50%	$30,000	Deustche Bank Securities Inc.	550,000,000	$550,000,000	15,760,000	$15,760,000	2.87%
Managers High Yield	03/17/11	EV Energy Partners, L.P. and EV Energy Finance Corporation (EVEP 8.00% April 15, 2019 144A)	26926XAA	Y	50,000	$100.00	2.50%	$50,000	RBC Capital Markets	300,000,000	$300,000,000	10,920,000	$10,920,000	3.64%
Managers High Yield	03/22/11	Limited Brands Inc. (LTD 6.625% April 1, 2021)	532716AT	N	30,000	$100.00	1.75%	$30,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	43,450,000	$43,450,000	4.35%
Managers High Yield	03/23/11	CIT Group Inc. (CIT 6.625% April 1, 2018 144A)	125577BC	Y	30,000	$100.00	1.50%	$30,000	BofA Merrill Lynch	700,000,000	$700,000,000	36,015,000	$36,015,000	5.15%
Managers High Yield	03/31/11	Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A)	03070QAM	Y	95,000	$99.125	1.31%	$94,169	Wells Fargo Advisors	800,000,000	$793,000,000	49,948,000	$49,510,955	6.24%

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

April 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

b.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	June 2, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

May 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

c.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	July 19, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

May 2011 – Registered Public offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

d.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☐	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	July 19, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

April 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

b.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	June 2, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

May 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

c.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	July 19, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

May 2011 – Registered Public offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

d.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☐	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	July 19, 2011

Managers Funds Family

Affiliated Transactions (10f-3)

For the period April 1, 2011 - June 30, 2011

Subadviser: J.P. Morgan

Fund	Date of Purchase/Date Offering Commenced	Issuer	Cusip	144A	Bonds	Offering Price/Purchase Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/ Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased by Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Adviser	% of Offering
April 2011
Managers High Yield	04/04/11	Stewart Enterprises (STEI 6.50% April 15, 2019 144A)	860370AL	X	30,000	$100.00	1.75%	$30,000	BofA Merrill Lynch	200,000,000	$200,000,000	13,390,000	$13,390,000	6.70%
Managers High Yield	04/11/11	Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A)	91879QAJ	X	60,000	$100.00	1.75%	$60,000	BofA Merrill Lynch	390,000,000	$390,000,000	23,380,000	$23,380,000	5.99%

May 2011
Managers High Yield	05/17/11	RR Donnelley & Sons Company (RRD 7.25% May 15, 2018)	257867AX		20,000	$100.00	1.50%	$20,000	BofA Merrill Lynch	600,000,000	$600,000,000	22,282,000	$22,282,000	3.71%
Managers High Yield	05/17/11	Petrohawk Energy Corporation (HKUS 6.25% June 1, 2019 144A)	716495AM	X	30,000	$100.00	1.75%	$30,000	Wells Fargo Advisors	600,000,000	$600,000,000	39,800,000	$39,800,000	6.63%
Managers High Yield	05/19/11	International Lease Finance Corporation (AIG 6.25% May 15, 2019)	459745GH		15,000	$100.00	1.25%	$15,000	Barclays Capital Inc	1,250,000,000	$1,250,000,000	33,520,000	$33,520,000	2.68%
Managers High Yield	05/19/11	International Lease Finance Corporation (AIG 5.75% May 15, 2016)	459745GJ		20,000	$100.00	1.00%	$20,000	Barclays Capital Inc	1,000,000,000	$1,000,000,000	4,960,000	$4,960,000	0.50%

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

July 2011 – Registered Public offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

b.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☐	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	September 30, 2011

Managers Funds Family

Affiliated Transactions (10f-3)

For the period July 1, 2011 - September 30, 2011

Subadviser: J.P. Morgan

Fund	Date of Purchase/Date Offering Commenced	Issuer	Cusip	144A	Bonds	Offering Price/Purchase Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units / Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased by Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Adviser	% of Offering
July 2011
Managers High Yield	07/26/11	HCA Inc. (HCA 6.50% February 15, 2020)	404121AC		50,000	$100.00	1.13%	$50,000	BofA Merrill Lynch	3,000,000,000	$3,000,000,000	54,125,000	$54,125,000	1.80%
Managers High Yield	07/26/11	HCA Inc. (HCA 7.50% February 15, 2022)	404121AD		50,000	$100.00	1.13%	$50,000	BofA Merrill Lynch	2,000,000,000	$2,000,000,000	54,125,000	$54,125,000	2.71%

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

October 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	January 31, 2012

Managers - High Yield Fund October 2011 10f-3's

Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	10/25/11	FMG Resources Pty Ltd (FMGAU 8.25% November 1, 2019 144A)	30251GAH	X	35,000	$100.00	1.00%	$35,000	BofA Merrill Lynch	1,500,000,000	$1,500,000,000	11,325,000	$11,325,000	0.76%

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

November 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	January 31, 2012

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

November 2011 – Registered Public offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	January 31, 2012

Managers - High Yield Fund Nov. 2011 10f-3’s

Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By all Investment Companies Advised By the Advisor	% of Offering
	144a Securities
Managers High Yield	11/03/11	SM Energy Co. (SM 6.50% November 15, 2021 144A)	78454LAC	X	25,000	$100.00	1.75%	$25,000	Wells Fargo Advisors	350,000,000	$350,000,000	20,325,000	$20,325,000	5.81%
Managers High Yield	11/03/11	Sally Beauty Holdings Inc. (SBH 6.875% November 15, 2019 144A)	79546VAG	X	25,000	$100.00	1.50%	$25,000	BofA Merrill Lynch	750,000,000	$750,000,000	22,845,000	$22,845,000	3.05%
Managers High Yield	11/04/11	LyondellBasell Industries N.V. (LYO 6.00% November 15, 2021 144A)	552081AC	X	25,000	$100.00	1.50%	$25,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	48,020,000	$48,020,000	4.80%
Managers High Yield	11/04/11	Sprint Nextel Corporation (S 11.50% November 15, 2021 144A)	852061AH	X	25,000	$100.00	1.88%	$25,000	Deutsche Bank Securities	1,000,000,000	$1,000,000,000	35,840,000	$35,840,000	3.58%

Managers High Yield	11/04/11	Sprint Nextel Corporation (S 9.00% November 15, 2018 144A)	852061AK	X	95,000	$100.00	1.88%	$95,000	Goldman Sachs and Company	3,000,000,000	$3,000,000,000	86,990,000	$86,990,000	2.90%
Managers High Yield	11/07/11	WPX Energy Inc (WMB 6.00% January 15, 2022 144A)	98212BAB	X	60,000	$100.00	1.25%	$60,000	Citigroup Global Markets	1,100,000,000	$1,100,000,000	41,320,000	$41,320,000	3.76%
Managers High Yield	11/08/11	Health Management Associates (HMA 7.375% January 15, 2020 144A)	421933AK	X	55,000	$100.00	2.00%	$55,000	Deutsche Bank Securites	875,000,000	$875,000,000	36,435,000	$36,435,000	4.16%
	Registered Offerings Non- 144a
Managers High Yield	11/30/11	CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 7.375% June 1, 2020)	1248EPAW		25,000	$100.00	1.30%	$25,000	BofA Merrill Lynch	750,000,000	$750,000,000	24,620,000	$24,620,000	3.28%
Managers High Yield	11/30/11	Transocean Inc (RIG 6.375% December 15, 2021)	893830BB		25,000	$99.946	0.65%	$24,987	Barclays Capital Inc.	1,200,000,000	$1,199,352,000	18,805,000	$18,794,845	1.57%

Managers - High Yield Fund Nov. 2011 10f-3’s
Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By all Investment Companies Advised By the Advisor	% of Offering
	144a Securities
Managers High Yield	11/03/11	SM Energy Co. (SM 6.50% November 15, 2021 144A)	78454LAC	X	25,000	$100.00	1.75%	$25,000	Wells Fargo Advisors	350,000,000	$350,000,000	20,325,000	$20,325,000	5.81%
Managers High Yield	11/03/11	Sally Beauty Holdings Inc. (SBH 6.875% November 15, 2019 144A)	79546VAG	X	25,000	$100.00	1.50%	$25,000	BofA Merrill Lynch	750,000,000	$750,000,000	22,845,000	$22,845,000	3.05%
Managers High Yield	11/04/11	LyondellBasell Industries N.V. (LYO 6.00% November 15, 2021 144A)	552081AC	X	25,000	$100.00	1.50%	$25,000	BofA Merrill Lynch	1,000,000,000	$1,000,000,000	48,020,000	$48,020,000	4.80%
Managers High Yield	11/04/11	Sprint Nextel Corporation (S 11.50% November 15, 2021 144A)	852061AH	X	25,000	$100.00	1.88%	$25,000	Deutsche Bank Securities	1,000,000,000	$1,000,000,000	35,840,000	$35,840,000	3.58%

Managers High Yield	11/04/11	Sprint Nextel Corporation (S 9.00% November 15, 2018 144A)	852061AK	X	95,000	$100.00	1.88%	$95,000	Goldman Sachs and Company	3,000,000,000	$3,000,000,000	86,990,000	$86,990,000	2.90%
Managers High Yield	11/07/11	WPX Energy Inc (WMB 6.00% January 15, 2022 144A)	98212BAB	X	60,000	$100.00	1.25%	$60,000	Citigroup Global Markets	1,100,000,000	$1,100,000,000	41,320,000	$41,320,000	3.76%
Managers High Yield	11/08/11	Health Management Associates (HMA 7.375% January 15, 2020 144A)	421933AK	X	55,000	$100.00	2.00%	$55,000	Deutsche Bank Securites	875,000,000	$875,000,000	36,435,000	$36,435,000	4.16%
	Registered Offerings Non-144a
Managers High Yield	11/30/11	CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 7.375% June 1, 2020)	1248EPAW		25,000	$100.00	1.30%	$25,000	BofA Merrill Lynch	750,000,000	$750,000,000	24,620,000	$24,620,000	3.28%
Managers High Yield	11/30/11	Transocean Inc (RIG 6.375% December 15, 2021)	893830BB		25,000	$99.946	0.65%	$24,987	Barclays Capital Inc.	1,200,000,000	$1,199,352,000	18,805,000	$18,794,845	1.57%

RULE 10F-3 REPORT FORM FOR JPMIM

Managers High Yield Fund

December 2011 – Rule 144A Offerings

Record Of Securities Purchased

Rule 10f-3 Procedures

1.	Name of Portfolio: Managers High Yield Fund

2.	Name of Issuer: See Attached

3.	Underwriter from whom purchased: See Attached

4.	“Affiliated Underwriter” managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: See Attached

6.	Aggregate principal amount of offering: See Attached

7.	Purchase price (net of fees and expenses): See Attached

8.	Offering price at close of first day on which any sales were made: See Attached

9.	Date of Purchase: See Attached

10.	Date offering commenced: See Attached

11.	Commission, spread or profit: See Attached

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☒	☐

		Yes	No
b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	Yes ☐	No ☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)     The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

		☒	☐
(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	☒	☐

I have submitted these answers and completed this form based on all available information.

Name:	Donna Nascimento
Title:	Regulatory Reporting Manager
Date:	January 31, 2012

Managers - High Yield Fund Dec. 2011 10f-3’s

Fund	Date of Purchase/Date Offering Commenced	Issuer	CUSIP	144A	Bonds	Purchase Price/Offering Price	Spread	Cost	Underwriter From Whom Purchased	Total Shares/ Units/Bonds Offered	Aggregate Principal Amount of Offering	Total Bonds Purchased By Investment Management	Aggregate Principal Amount of Purchase By All Investment Companies Advised By the Advisor	% of Offering
Managers High Yield	12/06/11	Fidelity National Information Services, Inc (FIS 7.625% July 15, 2017 144A)	31620MAE	X	75,000	$105.375	1.50%	$79,031	BofA Merrill Lynch	150,000,000	$158,062,500	8,925,000	$9,404,719	5.95%